SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT - March 14, 2001

                        (Date of Earliest Event Reported)

                      NON-INVASIVE MONITORING SYSTEMS, INC.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)



                                     Florida
                                    --------
                            (State of Incorporation)

       0-13176                                                59-2007840
  ------------------                                          ----------
(Commission File No.)                                       (I.R.S. Employer
                                                            Identification No.)





                  1840 West Avenue, Miami Beach, Florida, 33139
                  ---------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (305) 534-3694
                                 --------------
              (Registrant's telephone number, including area code)


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Item 5.           Other Events

Non-Invasive Monitoring Systems, Inc. (the "Company" or "Nims") announced that it has licensed its motion platform technology to Hill-Rom, Inc., a subsidiary of Hillenbrand Industries, Inc. for development and potential incorporation into its wide product offering. The Company's press release with respect to the license of its motion platform technology is attached hereto as Exhibit 99.1.

Item 7.           Financial Statements and Exhibits.

         (c)      Exhibits.

                  99.1     Press Release, dated March 14, 2001.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NON-INVASIVE MONITORING SYSTEMS, INC.



Dated: March 16, 2001                    /s/ Marvin A. Sackner
                                        ----------------------
                                        Marvin A. Sackner,
                                        Chairman of the Board


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              Exhibit                 Description

                99.1                  Press Release, dated March 14, 2001.